UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 11, 2008
NovaBay Pharmaceuticals, Inc .
(Exact name of registrant as specified in its charter)
California	001-33678	68-0454536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5980 Horton Street, Suite 550, Emeryville, CA		94608
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(510) 899-8800
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

NovaBay Pharmaceuticals, Inc. announced that Dr. Colin Scott, its VP, Clinical Research and Development, has resigned from the company effective December 31, 2008 to take up a position in his area of expertise in pulmonary medicine that will allow him to be closer to his family.  Dr. Scott is transferring his responsibilities to Dr. Kenneth Krantz, M.D., Ph.D., who has been NovaBay’s VP of Medical Affairs since 2004 and to Susan Iovino, who has been our Director of Clinical Operations for the past two years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 17, 2008                                                           NOVABAY PHARMACEUTICALS, INC.

By:   /s/ Thomas Paulson
Thomas J. Paulson
Chief Financial Officer and Treasurer